EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned managers of OCM HoldCo, LLC (the “Company”) hereby certifies that the Company’s quarterly report on Form 10-Q for the period ended March 31, 2013 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2013	/s/ Stephen A. Kaplan
Stephen A. Kaplan
Manager

Date: May 14, 2013	/s/ Ronald N. Beck
Ronald N. Beck
Manager